            SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C.  20549

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                        FORM 8-K

                     CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934




Date of report(Date of earliest event reported): May 15, 1998
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                            Axiom Inc.
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        (Exact Name of Registrant as Specified in Charter)

      Delaware                 0-22601        51-0356153
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(State or Other Jurisdiction   (Commission      (IRS Employer
     of Incorporation)         File Number)   Identification No.)


4000 Midlantic Drive, Mt. Laurel, NJ                       08054
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:(609) 866-1000
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

Item 2.  Acquisition of Assets.
         ---------------------

         On May 15, 1998, pursuant to an Agreement of Merger and Plan of Reorganization (the "Agreement of Merger"), dated May 15, 1998, by and among the Registrant, AV Technology, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Technology"), Innovative Data Technology, a California corporation ("IDT") and the Shareholders of IDT (the "Shareholders"), IDT was merged into Technology in accordance with the relevant provisions of the California General Corporation Law and the Delaware General Corporation Law. In exchange for their shares of common stock of IDT, $1.00 par value, which constituted in the aggregate all of the issued and outstanding common stock of IDT, the Registrant issued to the Shareholders an aggregate of 1,290,000 shares of the Common Stock of Axiom, $0.01 par value (the "Axiom Common Stock") and cash in the aggregate amount of $2,206,641. Additionally, the Registrant paid the Shareholders an aggregate of $500,000 as consideration for entering into covenants not to compete pursuant to the Agreement of Merger. The Registrant utilized its working capital as funding for cash portion of the consideration.

          The Registrant intends to merge substantially all of the operations of IDT, which is engaged in the manufacture and sale of telecommunications switch interface technology, into the Registrant's existing operations. Certain principals of IDT have entered into long-term Employment Agreements with the Registrant, in connection with which the Registrant issued to such persons options to purchase an aggregate of 123,000 shares of Axiom Common Stock.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
         --------------------------------------------------------

         In accordance with Rule 3-05(b)(i) and Article 11 under Regulation S-X, as referenced by Items 7(a) and 7(b) of Form 8-K, the Registrant is required to furnish (i) the below-listed financial statements of IDT and (ii) certain pro forma information with regard to the Registrant in filing this Form 8-K. Such financial statements and pro forma information will be filed as part of an amendment to this Form 8-K as soon as practicable following the date of filing hereof, but, in accordance with Item 7(a)(4) of Form 8-K, not later than 60 days after the date that the initial report on Form 8-K must be filed.

         (i)    Financial Statements of IDT

                -   Balance sheets of IDT as of March 31,
                    1998 (unaudited) and December 31, 1997
                    and 1996 (audited)

                -   Statements of Operations, Stockholders'
                    Equity and Cash Flows of IDT for the three months ended March 31, 1998 and 1997
                    (unaudited)and for the years ended December
                    31, 1997 and 1996 (audited).

          (ii)  Pro Forma Information

                -   Unaudited Pro Forma Balance Sheet of the
                    Registrant as of March 31, 1998; Unaudited
                    Pro Forma Statement of Operations of the
                    Registrant for the six months ended March 31, 1998 and for the year ended September 30, 1997.


         The Registrant has furnished the exhibit described on the included Exhibit Index. In accordance with Item 601(b)(2) of Regulation S-K, the schedules to the document filed herewith as an exhibit are not filed. Attached to such agreement is a list of such schedules, a copy of any of which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.
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                           Signatures
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         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AXIOM INC.



Dated:  May 27, 1998          By: /s/ Andrew P. Maunder
                                  ---------------------------
                                  Andrew P. Maunder
                                  Chief Executive Officer
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                          Exhibit Index
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The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.            Item
-------        ----

2 Agreement of Merger and Plan of Reorganization, dated as of May 15, 1998, by and among the Registrant, AV Technology, Inc., Innovative Data
         Technology and the Shareholders of Innovative Data
         Technology.